SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                               July 15, 1999
                           ---------------------



                                F&M BANCORP
                         -------------------------
           (Exact name of registrant as specified in its charter)



       Maryland                   0-12638                 52-1316473
-----------------------    ----------------------   -----------------------
       (State of             (Commission File        (IRS Identification
    Incorporation)                Number)                    No.)




                          110 Thomas Johnson Drive
                            Frederick, MD 21702
                         -------------------------
            (Address of Principal executive offices) (Zip Code)



                               (301) 694-4000
                         -------------------------
            (Registrant's telephone number, including area code)




ITEM 5.  OTHER EVENTS.

On July 15, 1999, F&M Bancorp consummated a merger with Potomac Basin Group Associates, Inc. ("Potomac Basin"), in a tax-free exchange of shares accounted for as a pooling-of-interests. Potomac Basin is a Beltsville, MD-based, full-line independent insurance agency specializing in corporate employee benefit plans.

Certain supplemental financial data with respect to this merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1 Supplemental Restated Financial Information




                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 1, 1999                     F&M BANCORP


                                    By:  /s/David L. Spilman
                                         ______________________
                                         David L. Spilman
                                         Vice President & Treasurer





                               EXHIBIT INDEX


99.1. Supplemental Restated Financial Information